EXHIBIT 21.1

SUBSIDIARIES

1.	La Grange Acquisition, L.P., a Texas limited partnership, which does business as Energy Transfer Company through the following subsidiaries in which it holds a direct or indirect interest:

•	ET Company I, Ltd., a Texas limited partnership, holding a direct or indirect interest in the following:

•	Texas Energy Transfer Company, Ltd., a Texas limited partnership

•	Chalkley Transmission Company, Ltd., a Texas limited partnership

•	Whiskey Bay Gathering Company, Ltd., a Texas limited partnership

•	Whiskey Bay Gas Company, a Texas limited partnership

•	Vantex Gas Pipeline Company, L.L.C., a Delaware limited liability company

•	Vantex Energy Services, Ltd., a Texas limited partnership

•	Ranger Pipeline, L.P., a Texas limited partnership, owning a partnership interest in the following:

•	Mountain Creek Joint Venture, a Texas general partnership

•	ETC Texas Pipeline, Ltd., a Texas limited partnership

•	ETC Oklahoma Pipeline, Ltd., a Texas limited partnership

•	ETC Texas Processing, Ltd., a Texas limited partnership

•	ETC Katy Pipeline, Ltd., a Texas limited partnership

•	ETC Gas Company Ltd., a Texas limited partnership, owning a partnership interest in the following:

•	South Texas Gas Gathering, a Texas general partnership, owning a partnership interest in the following:

•	Dorado Joint Venture, a Texas general partnership

•	ETC Marketing, Ltd., a Texas limited partnership

•	Oasis Pipeline, L.P., a Texas limited partnership

•	ETC Oasis, L.P., a Delaware limited partnership, owning a direct or indirect interest in the following:

•	Oasis Pipe Line Company, a Delaware corporation

•	Oasis Pipe Line Management Company, a Delaware corporation

•	Oasis Pipe Line Finance Company, a Delaware corporation

•	Oasis Partner Company, a Delaware corporation

•	Oasis Pipe Line Company Texas, L.P., a Texas limited partnership

•	Energy Transfer Fuel, LP, a Delaware limited partnership

2.	Heritage Operating L.P., a Delaware limited partnership, which does business under the following names:

•	Archibald Propane

•	Balgas

•	Bi-State Propane

•	Blue Flame Gas

•	Blue Flame Gas of Charleston

•	Blue Flame Gas of Mt. Pleasant

•	Blue Flame Gas of Richmond

•	Boland Energy

•	C & D Propane

•	Carolane Propane

•	Clarendon Gas Co.

•	Covington Propane

•	Cumberland LP Gas

•	Custer Gas Service

•	E-Con Gas

•	Eaves Propane & Oil

•	Efird Gas Company

•	Energy North Propane

•	Fallsburg Gas Service

•	Flamegas Company

•	Foster’s Propane

•	Foust Fuels

•	Franconia Gas

•	Gas Service Company

•	Gibson Propane

•	Green’s Fuel Gas Company

•	Greer Gas, L.P.

•	Guilford Gas

•	Harris Propane

•	Heritage Propane

•	Holton’s L.P. Gas

•	Horizon Gas

•	Houston County Propane

•	Hydratane of Athens

•	Ikard & Newsom

•	Ingas

•	J & J Propane Gas

•	John E. Foster & Son

•	Johnson Gas

•	Kingston Propane

•	Kirby’s Propane Gas

•	Lake County Gas

•	Lewis Gas Co.

•	Liberty Propane

•	Lyons Gas

•	Metro Lift Propane

•	Modern Propane Gas

•	Moore L.P. Gas

•	Mt. Pleasant Propane

•	Myers Propane Service

•	New Mexico Propane

•	Northern Energy

•	Northwestern Propane

•	Paradee Gas Company

•	Pioneer Propane

•	ProFlame

•	Propane Gas Inc.

•	Quality Gas

•	Rural Gas and Appliance

•	San Juan Propane

•	Sawyer Gas

•	ServiGas

•	ServiGas/Ikard & Newsom

•	Shaw L.P. Gas

•	Southern Gas Company

•	Thomas Gas Company

•	Tri-Cities Gas Company

•	Tri-Gas Propane Company

•	Tri-Gas of Benzie

•	Turner Propane

•	V-1 Propane

•	Wakulla L.P.G.

•	Waynesville Gas Service

•	Young’s Propane

3.	Heritage Service Corp., a Delaware corporation, holding a direct or indirect interest in the following:

•	Heritage Energy Resources, L.L.C., an Oklahoma limited liability company

•	Energy Transfer Systems, L.L.C., a Delaware limited liability company

•	M-P Oils Ltd., an Alberta, Canada corporation, holding a direct or indirect interest in the following:

•	M-P Energy Partnership, an Alberta general partnership

•	Independent Propane Services, Ltd., an Ontario corporation

•	EarthAmerica, L.L.C., a Delaware limited liability company, holding a direct or indirect interest in the following:

•	EarthAmerica of Texas, L.P., a Texas limited partnership

4.	Heritage Holdings, Inc., a Delaware corporation